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                                                                   EXHIBIT 10.23

                           SECOND AMENDMENT TO LEASE
                           -------------------------

      THIS SECOND AMENDMENT TO LEASE ("Second Amendment") is made and entered into as of March 1, 1996, by and between Sycamore/San Diego Investors, an Illinois Limited Partnership ("Landlord") and Protein Polymer Technologies, INC., a Delaware Corporation ("Tenant").

                                   RECITALS
                                   --------

      A. Landlord and Tenant entered into a written lease dated October 16, 1991, whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 12,487 rentable square feet contained in the building ("Building") situated at 10655 Sorrento Valley Road, in the City of San Diego, State of California, commonly referred to as Suite 100 of Building 1 of Sycamore Creek Office Park (the "Premises"). Said lease has been amended and modified by that certain letter agreement ("Letter Agreement") dated March 27, 1992, between Landlord and Tenant, and by that certain first amendment ("First Amendment") dated June 22, 1992, between Landlord and Tenant. Said Lease with addendum ("Addendum") and second addendum ("Addendum NO. 2") and said Letter Agreement and said First Amendment are collectively referred to herein as the "Lease"

      B. Landlord and Tenant now desire to amend and modify the Lease in the manner provided below.

      NOW, THEREFORE, for valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.  Deletion of Letter Agreement.  The provisions of the Letter Agreement
          ----------------------------
have been fully satisfied and said Letter Agreement is hereby deleted for the Lease in its entirety.

      2.  Deletion of First Amendment.  The First Amendment is hereby cancelled
          ---------------------------
and deleted from Lease in its entirety.

      3.  Extension of Initial Term.  The expiration date set forth in Section
          -------------------------
2(g) of the Lease shall be changed to December 31, 1998.

      4.  Extension of Term of Second Option and Time to Exercise.  Tenant
          -------------------------------------------------------
retains all right to exercise the second option to extend the initial term of the Lease as set forth in Paragraph 12 of Addendum NO. 2 to this Lease, the option term of which is hereby changed to Sixty (60) Months, and the exercise deadline date of which is hereby changed to September 1, 1998. If so exercised, the second option term will commence January 1, 1999 and expire on December 31, 2003.

      5.  No Further Changes.  As hereby modified and amended, the Lease and
          ------------------
each of its provisions shall be and remains in full force and effect. In the event of any conflict between the provisions of the Lease and the provisions of this second amendment, the provisions of this second amendment shall control. Unless the context clearly requires otherwise, all of the capitalized and defined terms used herein shall have the same meanings as set forth in the Lease.

       6.  Brokerage Commissions.  Section 28 of the Lease shall apply to this
           ---------------------
amendment; provided, however, that Landlord shall be responsible for all brokerage commissions incurred in connection with this Second Amendment.

      7.  Execution.  This document shall be executed in triplicate originals
          ---------
each of which is deemed an original and all of which constitute one of the same agreement. Landlord and Tenant shall execute this document on or before March 15, 1996 or this document shall be null and void.

      8.  Effective Date.  The effective date of this second amendment shall be
          --------------
the date first written above, but this second amendment shall not be binding upon the parties until full execution by both parties.



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        IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to Lease of original date October 16, 1991 on the day and year below written.

                        "TENANT"

                        PROTEIN POLYMER TECHNOLOGIES, INC. a
                        Delaware Corporation


                        By:     /s/ J. Thomas Parmeter
                           ----------------------------------
                             J. Thomas Parmeter, President

                        Date:         March 8, 1996
                             --------------------------------

                        "LANDLORD"

                        SYCAMORE/SAN DIEGO INVESTORS, an Illinois
                        Limited Partnership

                        By: SHELL PROPERTIES CORPORATION, AGENT

                        By:     /s/ Jeffrey P. Server
                           ----------------------------------
                             Jeffrey P. Server, President

                        Date:           3-15-96
                             --------------------------------